Employee benefits (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Jan. 01, 2017
Present value of the defined benefit obligations	$ 3,184	$ 4,460	$ 3,954
Fair value of plan assets	(3,565)	(3,410)	(2,992)
Surplus (deficit) in plan	(381)	1,050	962
Net defined benefit liabilities	151	1,152	1,064
Prepaid pension cost	(532)	(102)	(102)
Aggregate Reconciliations of defined benefit obligation	$ (381)	$ 1,050	$ 962